Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT
AMENDMENT NO. 3, dated as of January 17, 2014 (this “Amendment”), by and among the Borrower, the Guarantors, the Required Lenders and the Administrative Agent, to the Credit Agreement, dated as of May 16, 2011, as amended by Amendment No. 1 as of March 7, 2013, and Amendment No. 2, dated as of September 20, 2013, among EPICOR SOFTWARE CORPORATION (F/K/A EAGLE PARENT, INC.), a Delaware corporation (the “Borrower”), EGL HOLDCO, INC., a Delaware corporation, ROYAL BANK OF CANADA, as administrative agent and collateral agent, and each lender from time to time party thereto (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.
W I T N E S S E T H:
WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Borrower desires to create a new class of Term B-2 Loans as Refinancing Term Loans pursuant to Section 2.14 of the Credit Agreement having identical terms with, having the same rights and obligations under the Loan Documents as and in the aggregate principal amount equal to the aggregate principal amount of Term B-1 Loans plus fees and expenses incurred in connection with this Amendment, as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby;
WHEREAS, each Term B-1 Lender that executes and delivers a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent”) and selects the cashless rollover option shall be deemed, upon effectiveness of this Amendment, to have converted all (or such lesser amount allocated to it by the Amendment No. 3 Arranger) of its Term B-1 Loans into Term B-2 Loans, and such Lender shall thereafter become a Term B-2 Lender;
WHEREAS, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit B (a “Joinder”) as an Additional Term B-2 Lender will make Term B-2 Loans to the Borrower in the amount set forth on the signature page of such Person’s Joinder on the effective date of this Amendment, the proceeds of which will be used by the Borrower to repay in full the aggregate outstanding principal amounts of Non-Converted Term B-1 Loans and to pay fees and expenses incurred in connection with this Amendment;
WHEREAS, the Loan Parties and Required Lenders, after giving effect to the conversion of Term B-1 Loans into Term B-2 Loans and the borrowing of the Additional Term B-2 Loans, wish to make certain other amendments to the Credit Agreement;
NOW, THEREFORE, the parties hereto hereby agree as follows:
ARTICLE I

Amendments

Section 1.1.    Amendments Relating to Term B-2 Loans. Subject to the occurrence of the Amendment No. 3 Effective Date:
(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:
“Additional Term B-2 Commitment” means, with respect to an Additional Term B-2 Lender, the commitment of such Additional Term B-2 Lender to make an Additional Term B-2 Loan on the Amendment No. 3 Effective Date, in the amount set forth on the joinder agreement of such Additional Term B-2 Lender to Amendment No. 3.
“Additional Term B-2 Lender” means a Person with an Additional Term B-2 Commitment to make Additional Term B-2 Loans to the Borrower on the Amendment No. 3 Effective Date, which for the avoidance of doubt may be an existing Term B-1 Lender, and which shall constitute a “Lender” under the Credit Agreement as of the Amendment No. 3 Effective Date.
“Additional Term B-2 Loan” means a Loan that is made pursuant to Section 2.01(e)(ii) of the Credit Agreement on the Amendment No. 3 Effective Date.
“Amendment No. 3” means Amendment No. 3 to this Agreement dated as of January 17, 2014.
“Amendment No. 3 Arranger” means Bank of America, N.A., as sole lead arranger and sole lead book-running manager in connection with Amendment No. 3.
“Amendment No. 3 Effective Date” means January 17, 2014, the date of effectiveness of Amendment No. 3.
“Converted Term B-1 Loans” means each Term B-1 Loan (or portion thereof) as to which the Lender thereof has consented to convert into a Term B-2 Loan and the Amendment No. 3 Arranger has allocated into a Term B-2 Loan.
“Non-Converted Term B-1 Loan” means each Term B-1 Loan (or portion thereof) other than a Converted Term B-1 Loan.
“Term B-2 Borrowing” means a borrowing consisting of Term B-2 Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term B-2 Lenders pursuant to Section 2.01(e).
“Term B-2 Commitment” means, with respect to a Lender, (x) such Lender’s Additional Term B-2 Commitment and (y) the agreement of such Lender to convert 100% of the principal amount of its Term B-1 Loans (or such lesser amount allocated to it by the Amendment No. 3 Arranger) into an equal principal amount of Term B-2 Loans on the Amendment No. 3 Effective Date.

“Term B-2 Lender” means an Additional Term B-2 Lender or a Lender with a Loan that is deemed made pursuant to Section 2.01(e)(i).
“Term B-2 Loan” means an Additional Term B-2 Loan or a Loan that is deemed made pursuant to Section 2.01(e)(i).
(b)    The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof in its entirety as follows:

“(a)	(i) for Eurocurrency Rate Loans that are Term B-2 Loans, 3.00%, and (ii) for Base Rate Loans that are Term B-2 Loans, 2.00%, and”
(c)    The definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing the last sentence thereof with the following:
“Notwithstanding any provision to the contrary in the Credit Agreement, the applicable Eurocurrency Rate in respect of Term B-2 Loans shall at no time be less than 1.00% per annum.”
(d)    The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“‘Maturity Date’ means (a) with respect to the Revolving Credit Facility, the fifth anniversary of the Closing Date and (b) with respect to the Term B-2 Loans, the seventh anniversary of the Closing Date; provided that if either such day is not a Business Day, the Maturity Date shall be the Business Day immediately preceding such day.”
(e)    The definition of “Term Borrowing” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“‘Term Borrowing’ means a Term B Borrowing, a Term B-1 Borrowing, a Term B-2 Borrowing or a borrowing in respect of Incremental Term Loans, as the context requires.”
(f)    The definition of “Term Lender” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“‘Term Lender’ means, at any time, any lender that has a Term B Commitment, a Term B Loan, a Term B-1 Commitment, a Term B-1 Loan, a Term B-2 Commitment, a Term B-2 Loan or an Incremental Term Loan at such time.”
(g)    The definition of “Term Loan” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“‘Term Loan’ means a Term B Loan, Term B-1 Loan, Term B-2 Loan or Incremental Term Loan, as the context requires, including any Extended Term Loan.”

(h)    All references to “Term B-1 Borrowing,” “Term B-1 Commitment,” “Term B-1 Lender” and “Term B-1 Loan” in the Loan Documents shall be deemed to be replaced with “Term B-2 Borrowing,” “Term B-2 Commitment,” “Term B-2 Lender” and “Term B-2 Loan,” respectively (unless the context otherwise requires, including, without limitation, with respect to the definitions of “Term B-1 Borrowing,” “Term B-1 Commitment,” “Term B-1 Lender” and “Term B-1 Loan,” Section 2.01(b) of the Credit Agreement, Section 2.06(b) of the Credit Agreement, Section 5.17 of the Credit Agreement and Section 6.12 of the Credit Agreement).
(i)    Section 2.01 of the Credit Agreement is hereby amended by adding the following paragraph (e) to such Section:
“(e)    (i)    Subject to the terms and conditions hereof and of Amendment No. 3, each Term B-1 Lender severally agrees to convert its Converted Term B-1 Loans into a like principal amount of Term B-2 Loans on the Amendment No. 3 Effective Date. All Term B-2 Loans made on the Amendment No. 3 Effective Date by Lenders of Converted Term B-1 Loans will have the Types and Interest Periods specified in the Committed Loan Notice delivered in connection therewith. All accrued and unpaid interest on the Converted Term B-1 Loans to, but not including, the Amendment No. 3 Effective Date shall be payable on the Amendment No. 3 Effective Date, but no amounts under Section 3.05 shall be payable in connection with such conversion.
(ii)    Subject to the terms and conditions hereof and of Amendment No. 3, each Additional Term B-2 Lender severally agrees to make an Additional Term B-2 Loan to the Borrower on the Amendment No. 3 Effective Date in the principal amount equal to its Additional Term B-2 Commitment on the Amendment No. 3 Effective Date. The Borrower shall prepay the aggregate principal amount of the Non-Converted Term B-1 Loans with a like amount of the aggregate gross proceeds of the Additional Term B-2 Loans, concurrently with the receipt thereof. All Additional Term B-2 Loans will have the Types and Interest Periods specified in the Committed Loan Notice delivered in connection therewith. All accrued and unpaid interest on the Non-Converted Term B-1 Loans to, but not including, the Amendment No. 3 Effective Date shall be payable on the Amendment No. 3 Effective Date and the Borrower will make any payments required under Section 3.05 with respect to the Non-Converted Term B-1 Loans in accordance therewith.
(iii)    The Term B-2 Loans shall have the same terms as the Term B-1 Loans as set forth in the Credit Agreement and the Loan Documents before giving effect to Amendment No. 3, except as modified by Amendment No. 3; it being understood that the Term B-2 Loans (and all principal, interest and other amounts in respect thereof) will constitute

“Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term B-1 Loans prior to the Amendment No. 3 Effective Date, except as explicitly modified by Amendment No. 3.”
(j)    Section 2.05(a) of the Credit Agreement is hereby amended by replacing the last sentence of the first paragraph thereof with the following:
“Notwithstanding the foregoing provisions of this Section 2.05(a) or anything in this Agreement or any other Loan Document to the contrary, in the event that, on or prior to the date that is six months following the Amendment No. 3 Effective Date, the Borrower (i) makes any prepayment of Term Loans in connection with any Repricing Transaction or (ii) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Lenders, (x) in the case of clause (i), a prepayment premium of 1.0% of the amount of the Term Loan being prepaid and (y) in the case of clause (ii), an amount equal to 1.0% of the aggregate amount of the applicable Term Loans outstanding immediately prior to such amendment.”
(k)    Section 2.06(b) of the Credit Agreement is hereby amended by adding the following at the end thereof:
“The Term B-2 Commitment of each Term B-2 Lender shall be automatically and permanently reduced to $0 upon the making of such Term B-2 Lender’s Term Loans pursuant to Section 2.01(e)(i).”
(l)    Section 2.07(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(b)    Term Loans. Subject to adjustment as a result of the application of prepayments in accordance with Section 2.05, in each case, solely to the extent of any such amounts applied to the prepayment of the Term Loans, the Borrower shall repay to the Administrative Agent for the ratable account of the Term B-2 Lenders on each date set forth below a principal amount of Term B-2 Loans equal to (x) the outstanding principal amount of Term B-2 Loans immediately after the Amendment No. 3 Effective Date multiplied by (y) the percentage set forth below opposite such date:

Date	Term B-2 Loan Repayment Amount
March 31, 2014	0.25%
June 30, 2014	0.25%
September 30, 2014	0.25%
December 31, 2014	0.25%
March 31, 2015	0.25%
June 30, 2015	0.25%
September 30, 2015	0.25%
December 31, 2015	0.25%
March 31, 2016	0.25%
June 30, 2016	0.25%
September 30, 2016	0.25%
December 31, 2016	0.25%
March 31, 2017	0.25%
June 30, 2017	0.25%
September 30, 2017	0.25%
December 31, 2017	0.25%
March 31, 2018	0.25%
May 16, 2018	95.75%

(m)    Section 5.17 of the Credit Agreement is hereby amended by adding the following at the end thereof:
“The proceeds of the Term B-2 Loans shall be used to refinance the Term B-1 Loans and to pay fees and expenses incurred in connection with Amendment No. 3.”
(n)    Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Section 6.12    Use of Proceeds. Use the proceeds of (i) any Credit Extension (other than a Credit Extension of Term B-1 Loans or Term B-2 Loans), whether directly or indirectly, in a manner consistent with the uses set forth in the Preliminary Statements to this Agreement and (ii) any Credit Extension of Term B-2 Loans to refinance the Term B-1 Loans and to pay fees and expenses incurred in connection with Amendment No. 3.”
Section 1.2.    Other Amendments. Subject to the occurrence of the Amendment No. 3 Effective Date, the Required Lenders after giving effect to the conversion of Term B-1 Loans into Term B-2 Loans and the borrowing of the Additional Term B-2 Loans hereby agree as follows:
(a)    Section 7.09(a) is hereby amended and restated in its entirety as follows:
“prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any Subordinated Debt (it being understood that payments of regularly scheduled interest and mandatory prepayments under such Subordinated Debt Documents shall be permitted), except for (i) the refinancing thereof with the Net Cash Proceeds of any Indebtedness (to the extent such Indebtedness constitutes a Permitted Refinancing), (ii) the conversion thereof to Equity Interests (other than Disqualified Equity Interests) of Borrower or any of its direct or indirect parents (or, after a Qualifying IPO, any Intermediate Holding Company), and (iii) so long as no Event of Default shall have occurred and be continuing or would result therefrom, prepayments, redemptions, purchases, defeasances and other payments thereof prior to their scheduled maturity in an aggregate amount not to exceed (A) $40,000,000 plus (B) the Available Amount (provided that, with respect to any prepayments, redemptions, purchases, defeasances and other payments made pursuant to this clause (B), at the time of any such payment, in the case of any such payment in an amount in excess of $15,000,000, the Borrower has delivered to the Administrative Agent a certificate of a Responsible Officer, together with all relevant financial information reasonably requested by the Administrative Agent, demonstrating the calculation of the Available Amount) plus (C) additional amounts so long as, after giving Pro Forma Effect thereto, the First Lien Senior Secured Leverage Ratio would not exceed 3.50:1.00.”; and
(b)    Section 7.09(b) is hereby amended and restated in its entirety as follows:
“Amend, modify or change in any manner materially adverse to the interests of the Lenders any term or condition of the Subordinated Debt Documents without the consent of the Required Lenders (not to be unreasonably withheld or delayed).”
ARTICLE II

Conditions to Effectiveness
This Amendment shall become effective on the date (the “Amendment No. 3 Effective Date”) on which:
(c)    The Administrative Agent (or its counsel) shall have received from (i) each Term B-1 Lender with a Term B-2 Commitment, (ii) the Administrative Agent, (iii) each Loan Party and (iv) the Required Lenders, (x) a counterpart of this Amendment signed on behalf of such party, (y) a Consent or (z) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Agreement or a Consent) that such party has signed a counterpart of this Agreement or a Consent. The Administrative Agent shall have received from each Additional Term B-2 Lender an executed counterpart to the applicable Joinder.
(d)    The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and each L/C Issuer on the Amendment No. 3 Effective Date, a written opinion of Kirkland & Ellis LLP, New York counsel to the Loan Parties (A) dated as of the Amendment No. 3 Effective Date, (B) addressed to each L/C Issuer on the Amendment No. 3 Effective Date, the Administrative Agent, the Collateral Agent

and the Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent.
(e)    The Administrative Agent shall have received in the case of each Loan Party each of the items referred to in clauses (1), (2) and (3) below:
(1)    a copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent organizational documents, including all amendments thereto, of each Loan Party (A) in the case of a corporation, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date from such Secretary of State (or other similar official) or (B) in the case of a partnership or limited liability company, certified by the Secretary or Assistant Secretary of each such Loan Party, or in the alternative (other than in the case of the Borrower), a certificate stating that such certificate or articles of incorporation or organization have not been amended since the Amendment No. 2 Effective Date;
(2)    a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party dated the Amendment No. 3 Effective Date and certifying:
(i)    that attached thereto is a true and complete copy of the bylaws (or partnership agreement, limited liability company agreement or other equivalent governing documents) of such Loan Party as in effect on the Amendment No. 3 Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below or in the alternative (other than in the case of the Borrower), certifying that such bylaws (or partnership agreement, limited liability company agreement or other equivalent governing documents) have not been amended since the Amendment No. 2 Effective Date,
(ii)    that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party (or its managing general partner, managing member or equivalent) authorizing the execution, delivery and performance of this Amendment or any other document delivered in connection herewith to which such person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Amendment No. 3 Effective Date,
(iii)    that the certificate or articles of incorporation, certificate of limited partnership, articles of incorporation, certificate of formation or other equivalent organizational documents of such Loan Party has not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above,
(iv)    as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of such Loan Party; and
(3)    a certificate of a director or an officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to clause (2) above.
(f)    All reasonable costs and expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Amendment No. 3 Arranger) of the Administrative Agent and the Amendment No. 3 Arranger in connection with this Amendment and the transactions contemplated hereby shall have been paid, to the extent invoiced.
(g)    The Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA PATRIOT Act that has been requested not less than five (5) Business Days prior to the Amendment No. 3 Effective Date.
(h)    The aggregate principal amount of the Converted Term B-1 Loans plus the aggregate principal amount of the Additional Term B-2 Commitments shall equal the aggregate principal amount of the outstanding Term B-1 Loans immediately prior to the effectiveness of this Amendment plus fees and expenses incurred in connection with this Amendment.
(i)    The Borrower shall have paid to the Administrative Agent, for the ratable account of the Lenders of the Term B-1 Loans all accrued and unpaid interest on the Term B-1 Loans to, but not including, the Amendment No. 3 Effective Date on the Amendment No. 3 Effective Date.
(j)    The Administrative Agent shall have received a Committed Loan Notice with respect to a Term B-2 Borrowing not later than 1:00 p.m. three (3) Business Days prior to the date of the proposed Borrowing.
(k)    The representations and warranties set forth in the Loan Documents shall be true and correct in all material respects as of the Amendment No. 3 Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(l)    At the time of and immediately after giving effect to this Amendment, no Default shall exist or would result from the Amendment and related Credit Extension or from the application of the proceeds therefrom.
(m)    The Administrative Agent shall have received a certificate, dated the Amendment No. 3 Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (i) and (j) of this Article II.
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 3 Effective Date.
ARTICLE III

Representation and Warranties.
After giving effect to the amendments contained herein, on the Amendment No. 3 Effective Date the Borrower hereby confirms that: (a) this Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes the legal, valid and binding obligations of each Loan Party enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity; (b) the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the Amendment No. 3 Effective Date with the same effect as though made on and as of the Amendment No. 3 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date) provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and (c) no Default or Event of Default has occurred and is continuing under the Credit Agreement.
ARTICLE IV

Miscellaneous
Section 4.1.    Continuing Effect; No Other Amendments or Waivers. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement or the other Loan Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Loan Parties that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 4.2.    Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
Section 4.3.    Waiver. Each Lender delivering a Consent to this Amendment hereby irrevocably waives its right to receive any payments under Section 3.05 of the Credit Agreement as a result of its Term B-1 Loans being repaid on the Amendment No. 3 Effective Date and not on the last day of the Interest Period applicable thereto.
Section 4.4.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 4.5.    Reaffirmation. Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under each Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.
EPICOR SOFTWARE CORPORATION,
    as the Borrower
By:    /s/ John D. Ireland
Name: John D. Ireland
    Title: Senior Vice President,         General Counsel & Secretary
EGL HOLDCO, INC.,
    as Holdings
By:    /s/ John D. Ireland
Name: John D. Ireland
    Title: Vice President & Assistant Secretary
EPICOR INTERNATIONAL HOLDINGS, INC.,
    as a Guarantor
By:    /s/ John D. Ireland
Name: John D. Ireland
    Title: Secretary
CRS RETAIL SYSTEMS, INC.,
    as a Guarantor
By:    /s/ John D. Ireland
Name: John D. Ireland
    Title: President
EPICOR CANADA HOLDCO, INC.,
    as a Guarantor
By:    /s/ John D. Ireland
Name: John D. Ireland
    Title: President
ROYAL BANK OF CANADA,
    as Administrative Agent and Collateral Agent
By:    /s/ Ann Hurley
Name: Ann Hurley
    Title: Manager, Agency

CONSENT TO AMENDMENT NO. 3
CONSENT (this “Consent”) to Amendment No. 3, dated as of January __, 2014 (the “Amendment”) by and among the Borrower, the Guarantors, the Required Lenders and the Administrative Agent, to the Credit Agreement, dated as of May 16, 2011, as amended by Amendment No. 1 as of March 7, 2013, and Amendment No. 2, dated as of September 20, 2013, among EPICOR SOFTWARE CORPORATION (F/K/A EAGLE PARENT, INC.), a Delaware corporation (the “Borrower”), EGL HOLDCO, INC., a Delaware corporation, ROYAL BANK OF CANADA, as administrative agent and collateral agent, and each lender from time to time party thereto (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.
Term B-1 Lenders
The undersigned Term B-1 Lender hereby irrevocably and unconditionally approves the Amendment. In addition, if the box below is checked, the undersigned consents as follows (check box below):
to convert 100% of the outstanding principal amount of the Term B-1 Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 3 Arranger) into a Term B-2 Loan in a like principal amount. (cashless rollover).
Revolving Credit Lenders
The undersigned Revolving Credit Lender hereby irrevocably and unconditionally approves the Amendment.
IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.
Date: January __, 2014
________________________________________,
as a Lender (type name of the legal entity)
By:
Name:
Title:
If a second signature is necessary:
By:
Name:
Title:

JOINDER AGREEMENT
JOINDER AGREEMENT, dated as of January [__], 2014 (this “Agreement”), by and among [ADDITIONAL TERM LENDER] (each, an “Additional Term B-2 Lender”), EPICOR SOFTWARE CORPORATION (F/K/A EAGLE PARENT, INC.), a Delaware corporation (the “Borrower”) and ROYAL BANK OF CANADA (the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of May 16, 2011 and amended by Amendment No. 1 dated as of March 7, 2013, Amendment No. 2 dated as of September 20, 2013 and Amendment No. 3 dated as of January [ ], 2014 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among EPICOR SOFTWARE CORPORATION (F/K/A EAGLE PARENT, INC.), a Delaware corporation (the “Borrower”), EGL HOLDCO, INC., a Delaware corporation, ROYAL BANK OF CANADA, as administrative agent and collateral agent, and each lender from time to time party thereto (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);
WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish Additional Term B-2 Commitments with Additional Term B-2 Lenders; and
WHEREAS, subject to the terms and conditions of the Credit Agreement, Additional Term B-2 Lenders shall become Lenders pursuant to one or more Joinders;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Each Additional Term B-2 Lender hereby agrees to provide the respective Additional Term B-2 Commitments set forth on its signature page hereto pursuant to and in accordance with Section 2.01(e) of the Credit Agreement. The Additional Term B-2 Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents.
Each Additional Term B-2 Lender and the Administrative Agent acknowledge and agree that the Additional Term B-2 Commitments provided pursuant to this Agreement shall constitute Term B-2 Commitments for all purposes of the Credit Agreement and the other applicable Loan Documents. Each Additional Term B-2 Lender hereby agrees to make an Additional Term B-2 Loans to the Borrower in an amount equal to its Additional Term B-2 Commitments on the Amendment No. 3 Effective Date in accordance with Section 2.01(e) of the Credit Agreement.
Each Additional Term B-2 Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Amendment No. 3 Arranger or any other Additional Term Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
Upon (i) the execution of a counterpart of this Agreement by each Additional Term B-2 Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional Term B-2 Lenders shall become Lenders under the Credit Agreement and shall have the respective Additional Term B-2 Commitments set forth on its signature page hereto, effective as of the Amendment No. 3 Effective Date.
For each Additional Term B-2 Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Term B-2 Lender may be required to deliver to the Administrative Agent pursuant to Section 10.07 of the Credit Agreement.
This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of January [ ], 2014.

[NAME OF ADDITIONAL TERM B-2
LENDER]
By:
Name:
Title:

If a second signature is necessary:
By:
Name:
Title:

Additional Term B-2 Commitments:
$_________________________________

EPICOR SOFTWARE CORPORATION,
    as the Borrower
By:
Name:
    Title:

Accepted:
ROYAL BANK OF CANADA
as Administrative Agent
By: __________________________
Name:
Title: